UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  July 9, 2007
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THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 9, 2007, Theravance, Inc. issued a press release regarding results from its Phase 2 clinical study of its investigational antibiotic TD-1792.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Theravance, Inc. dated July 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: July 9, 2007	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Theravance, Inc. dated July 9, 2007